Presentation for Business Update November 8, 2023

Forward-Looking Statements This communication contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this communication that are not statements of historical fact, including statements about our beliefs and expectations regarding our future results of operations and financial position, business strategy, timing and likelihood of success, potential expansion of bitcoin mining data centers, and management plans and objectives, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” and similar expressions (including the negative versions of such words or expressions). These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2022, and in Cipher's subsequent filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures We use non-GAAP financial measures to assess and analyze our operational results and trends and to make financial and operational decisions. We believe these non-GAAP financial measures are useful to investors because they provide greater transparency regarding our operating performance. The non-GAAP financial measures included in this presentation should not be considered alternatives to measurements required by GAAP, and should not be considered measures of liquidity. These non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. Reconciliation of non-GAAP financial measures and GAAP financial measures are included in the tables accompanying this presentation. Reported results are presented in accordance with GAAP, whereas adjusted results are GAAP results adjusted to exclude the impact of (i) depreciation of fixed assets, (ii) change in fair value of warrant liability, (iii) non-cash change in fair value of our derivative asset and (iv) stock compensation expense. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved.

Positioned to Win – Growing Through the Cycle Signed agreement to acquire a Texas-based greenfield site with a conditional ERCOT interconnection approval for up to 300 MW, called “Black Pearl” Purchased 1.2 EH/s of Bitmain’s newest generation S21 rigs for $14/TH Continued progress on grid connection at Alborz data center, expected 1H 2024 ~2.7c Anticipated Weighted Average Power Price (c/kWh)(1) 7.2 EH/s Self-Mining Hash Rate Represents the expected weighted average power price at Cipher’s current sites GROWTH UPDATES BUILT TO SUCCEED ~96% of Portfolio Energized Through Fixed Price Power 33 Cipher Employees

Key Indicators as of October 31, 2023 14.9 BTC Daily Production Capacity(2) 516 BTC BTC Held 4,032 BTC Year to Date Production 428 BTC Monthly Production October 7.2 EH/s Current 23.5 EH/s 2025 Potential(1) Self-Mining Hash rate Note: Values represented are approximations Assumes a PUE of 1.05 and an efficiency of 17.5 J/TH/s per rig for 300 MW build out at recently acquired greenfield site, Black Pearl Assumes network hash rate of 444 EH/s and 923 bitcoins mined per day 8.4 EH/s Current + Contracted

Bitcoin Mining Business Model POWER SOURCE MINING EQUIPMENT BITCOIN NETWORK Data center revenue includes a reward for the block mined, transaction fees, and potential power sales(1) Average block time is 10 minutes Time for Bitcoin system to mine a new block Block reward based on ratio of data center’s computing power to that of entire Bitcoin network Current block reward amounts to 6.25 bitcoins per block(2) Transaction fees are additional bitcoin paid to miners for confirming transactions Bitcoin Mining Dynamics Electricity Electricity Cost Computing Power Transaction Fees Bitcoin Reward Transaction Processing Assignment of Rewards 5 At certain sites, Cipher can opportunistically elect to use power at data center or sell to the market The block reward is cut in half after every 210,000 blocks are mined (~every 4 years); the latest revision was in May 2020

Is an ETF coming? Continued Network Hash Rate Growth Shifting Landscape for Mining Rigs? Represents average USD market price across major bitcoin exchanges from August 1, 2023, to October 31, 2023, per data.nasdaq.com Reflects Bitcoin network hash rate from August 1, 2023, to October 31, 2023, per blockchain.com BTC Price & Network Hash rate(1,2) Current emphasis 1 2 Acquire Assets at Cyclical Lows Power Use / Trading Optimization Optimize Production Pre-Halving Grayscale Wins SEC Lawsuit $27,401 | Aug. 29 FASB Ruling on Digital Assets $25,826 | Sep. 6 Bitmain New S21 Series $26,539 | Sep. 22 Canaan New A14 Series $26,368 | Sep. 25 SEC Further Delays BTC ETFs $26,951 | Sep. 28 All-Time High Hash Rate $34,443 | Oct. 31 MicroBT New M60 Series $33,998 | Oct. 24 Market Update 3

Cipher Mining

KEY UPDATES

Data Centers Update

~$8,379 Weighted Avg. Electricity Cost per BTC(1)

Odessa

~$8,390 all-in electricity cost per BTC(2)
90% of BTC production(3)

Alborz

~$6,794 all-in electricity cost per BTC(4)
6% of BTC production(3)

Bear & Chief

~$10,448 all-in electricity cost per BTC(5)
4% of BTC production(3)

Steady Scaling

Hash Rate Growth



~7.2 EH/s
~8.4 EH/s
~23.5 EH/s
Current
Current + Contracted
2025 Potential

(1) Reflects weighted average all-in electricity cost from January to September 2023; September 2023 represents the latest electricity bills received
(2) Reflects electricity cost from January to September 2023, including TDU charges and net of revenue generated from opportunistic power sales; September 2023 represents the latest electricity bill received
(3) Reflects approximate percentage of Cipher's October BTC production
(4) Reflects electricity cost from January to September 2023, including taxes, customer charges, and 2021 storm surcharge; September 2023 represents the latest electricity bill received
(5) Reflects combined electricity cost from January to September 2023, including taxes, settlement charges, and TSDP charges; September 2023 represents the latest electricity bills received

7

ODESSA

Operational Highlights

Odessa – 90% of BTC Production[1]

~6.2 EH/s
207 MW

Operating Capacity

~3,531

BTC Mined YTD[2]

~$8,390

All-in Electricity Cost per BTC[3]

~12.9

Daily BTC Mining Capacity[4]

(1) Reflects approximate percentage of Cipher's October BTC production
(2) YTD through October 2023
(3) Reflects electricity cost from January to September 2023, including TDU charges and net of revenue generated from opportunistic power sales; September 2023 represents the latest electricity bill received
(4) Estimated for October 2023; assumes full up-time, network hash rate of 444 EH/s and 923 bitcoins mined per day

ALBORZ

Operational Highlights

Alborz – 6% of BTC Production[1]

~1.3 EH/s
40 MW
Operating Capacity[2]

~603
BTC Mined YTD[3]

~$6,794
All-in Electricity Cost per BTC[4]

~2.7
Daily BTC Mining Capacity[5]





(1) Reflects approximate percentage of Cipher's October BTC production
(2) Joint venture with WindHQ LLC, of which Cipher owns ~0.64 EH/s
(3) YTD through October 2023; joint venture with WindHQ LLC, of which Cipher owns ~295 BTC
(4) Reflects electricity cost from January to September 2023, including taxes, customer charges, and 2021 storm surcharge; September 2023 represents the latest electricity bill received
(5) Estimated for October 2023; assumes full up-time, network hash rate of 444 EH/s and 923 bitcoins mined per day

BEAR & CHIEF

Operational Highlights

Bear & Chief – 4% of BTC Production[1]

~0.65 EH/s
20 MW

Operating Capacity[2]

~421

BTC Mined YTD[3]

~$10,448

All-in Electricity Cost per BTC[4]

~1.4

Daily BTC Mining Capacity[5]





(1) Reflects approximate percentage of Cipher's October BTC production
(2) Joint venture with WindHQ LLC, of which Cipher owns ~0.32 EH/s
(3) YTD through October 2023; joint venture with WindHQ LLC, of which Cipher owns ~206 BTC
(4) Reflects combined electricity cost from January to September 2023, including taxes, settlement charges, and TSDP charges; September 2023 represents the latest electricity bills received
(5) Estimated for October 2023; assumes full up-time, network hash rate of 444 EH/s and 923 bitcoins mined per day

Financial Update

  September 30, 2023     December 31, 2022     (unaudited)         ASSETS           Current assets           Cash and cash equivalents $ 3,342     $ 11,927   Accounts receivable   360       98   Receivables, related party   -       1,102   Prepaid expenses and other current assets   3,962       7,254   Bitcoin   13,667       6,283   Derivative asset   33,087       21,071   Total current assets   54,418       47,735   Property and equipment, net   258,295       191,784   Deposits on equipment   1,220       73,018   Investment in equity investees   33,609       37,478   Derivative asset   46,963       45,631   Operating lease right-of-use asset   4,399       5,087   Security deposits   17,586       17,730   Total assets $ 416,490     $ 418,463   LIABILITIES AND STOCKHOLDERS’ EQUITY           Current liabilities           Accounts payable $ 4,604     $ 14,286   Accounts payable, related party   1,554       3,083   Accrued expenses and other current liabilities   24,813       19,353   Finance lease liability, current portion   6,749       2,567   Operating lease liability, current portion   1,117       1,030   Warrant liability   56       7   Total current liabilities   38,893       40,326   Asset retirement obligation   17,966       16,682   Finance lease liability   12,014       12,229   Operating lease liability   3,645       4,494   Deferred tax liability   1,285       1,840   Total liabilities   73,803       75,571   Commitments and contingencies (Note 12)           Stockholders’ equity           Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of September 30, 2023 and December 31, 2022   -       -   Common stock, $0.001 par value, 500,000,000 shares authorized, 259,682,742 and 251,095,305 shares issued as of September 30, 2023 and December 31, 2022, respectively, and 254,558,178 and 247,551,958 shares outstanding as of September 30, 2023 and December 31, 2022, respectively   259       251   Additional paid-in capital   490,655       453,854   Accumulated deficit   (148,222)     (111,209) Treasury stock, at par, 5,124,564 and 3,543,347 shares at September 30, 2023 and December 31, 2022, respectively   (5)     (4) Total stockholders’ equity   342,687       342,892   Total liabilities and stockholders’ equity $ 416,490     $ 418,463   Consolidated Balance Sheets Note: In thousands, except for share and per share amounts

  Three Months Ended September 30,     Nine Months Ended September 30,     2023     2022     2023     2022   Revenue - bitcoin mining $ 30,304     $ -     $ 83,423     $ -   Costs and operating expenses (income)                       Cost of revenue   13,008       -       37,017       -   General and administrative   23,898       17,755       62,653       51,849   Depreciation   16,217       11       42,284       26   Change in fair value of derivative asset   (4,744)     (85,658)     (13,294)     (85,658) Power sales   (2,720)     -       (8,469)     -   Equity in losses of equity investees   1,998       8,345       4,179       20,577   Realized gain on sale of bitcoin   (2,505)     (6)     (10,711)     (6) Impairment of bitcoin   3,443       320       8,076       859   Other gains   (95)     -       (2,355)     -   Total costs and operating expenses (income)   48,500       (59,233)     119,380       (12,353) Operating (loss) income   (18,196)     59,233       (35,957)     12,353   Other income (expense)                       Interest income   11       55       112       106   Interest expense   (627)     -       (1,513)     -   Change in fair value of warrant liability   10       4       (49)     115   Other expense   (6)     -       (18)     -   Total other (expense) income   (612)     59       (1,468)     221   (Loss) income before taxes   (18,808)     59,292       (37,425)     12,574   Current income tax expense   (95)     -       (143)     -   Deferred income tax benefit   1,192       -       555       -   Total income tax benefit   1,097       -       412       -   Net (loss) income $ (17,711)   $ 59,292     $ (37,013)   $ 12,574   Net (loss) income per share - basic $ (0.07)   $ 0.24     $ (0.15)   $ 0.05   Net (loss) income per share - diluted $ (0.07)   $ 0.24     $ (0.15)   $ 0.05   Weighted average shares outstanding - basic   251,789,350       247,508,745       249,858,033       248,461,373   Weighted average shares outstanding - diluted   251,789,350       248,342,200       249,858,033       248,782,665   Consolidated Statement of Operations Note: In thousands, except for share and per share amounts

    Three Months Ended September 30,     Nine Months Ended September 30,       2023     2022     2023     2022   Reconciliation of non-GAAP net income (loss):                         Net (loss) income   $ (17,711)   $ 59,292     $ (37,013)   $ 12,574   Non-cash adjustments to net (loss) income:                         Depreciation and amortization     16,453       11       42,972       26   Change in fair value of derivative asset     (4,744)     (85,658)     (13,294)     (85,658) Share-based compensation expense     10,699       10,494       28,687       30,072   Other gains - nonrecurring     -       -       (2,349)     -   Change in fair value of warrant liability     10       4       (49)     115   Deferred income tax expense     1,192       -       555       -   Total non-cash adjustments to net (loss) income     23,610       (75,149)     56,522       (55,445) Non-GAAP net income (loss)   $ 5,899     $ (15,857)   $ 19,509     $ (42,871)                           Reconciliation of non-GAAP basic and diluted net income (loss) per share:                         Basic and diluted net (loss) income per share   $ (0.07)   $ 0.24     $ (0.15)   $ 0.05   Depreciation and amortization (per share)     0.07       -       0.17       -   Change in fair value of derivative asset (per share)     (0.02)     (0.35)     (0.05)     (0.35) Share-based compensation expense (per share)     0.04       0.04       0.11       0.12   Other gains - nonrecurring (per share)     -       -       (0.01)     -   Change in fair value of warrant liability (per share)     -       -       -       -   Deferred income tax expense (per share)     -       -       -       -   Non-GAAP basic and diluted net income (loss) per share   $ 0.02     $ (0.07)   $ 0.07     $ (0.18)     Three Months Ended September 30,     Nine Months Ended September 30,       2023     2022     2023     2022   Reconciliation of non-GAAP income (loss) from operations:                         Operating (loss) income   $ (18,196)   $ 59,233     $ (35,957)   $ 12,353   Depreciation and amortization     16,453       11       42,972       26   Change in fair value of derivative asset     (4,744)     (85,658)     (13,294)     (85,658) Share-based compensation expense     10,699       10,494       28,687       30,072   Other gains - nonrecurring     -       -       (2,349)     -   Non-GAAP income (loss) from operations   $ 4,212     $ (15,920)   $ 20,059     $ (43,207) Non-GAAP Measures Note: In thousands, except for per share amounts The following is a reconciliation of our non-GAAP income (loss) from operations, which excludes the impact of depreciation and amortization non-cash change in fair value of our derivative asset share-based compensation expense nonrecurring gains, to its most directly comparable GAAP measure for the periods indicated: The following are reconciliations of our non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share, in each case excluding the impact of (i) depreciation and amortization, (ii) the non-cash change in the fair value of our derivative asset, (iii) share-based compensation expense, (iv) nonrecurring gains, (v) the non-cash change in the fair value of our warrant liability and (vi) deferred income tax expense, to the most directly comparable GAAP measures for the periods indicated:

Appendix

Statements of Changes in Stockholders' Equity (Deficit)

Three Months Ended September 30, 2023

	Common Stock		Additional	Accumulated	Treasury Stock		Total
	Shares	Amount	Paid-in Capital	Deficit	Shares	Amount	Stockholders' Equity
Balance as of June 30, 2023	**254,795,626**	**$ 254**	**$ 473,471**	**$ (130,511)**	**(4,381,735)**	**$ (4)**	**$ 343,210**
Issuance of common shares, net of offering costs - At-the-market offering	2,831,736	4	8,597	-	-	-	8,601
Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement	1,983,952	1	(2,112)	-	(742,829)	(1)	(2,112)
Share-based compensation	71,428	-	10,699	-	-	-	10,699
Net loss	-	-	-	(17,711)	-	-	(17,711)
Balance as of September 30, 2023	**259,682,742**	**$ 259**	**$ 490,655**	**$ (148,222)**	**(5,124,564)**	**$ (5)**	**$ 342,687**

Three Months Ended September 30, 2022

	Common Stock		Additional	Accumulated	Treasury Stock		Total
	Shares	Amount	Paid-in Capital	Deficit	Shares	Amount	Stockholders' Equity
Balance as of June 30, 2022	**251,001,072**	**$ 251**	**$ 431,966**	**$ (118,874)**	**(3,511,490)**	**$ (4)**	**$ 313,339**
Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement	42,577	-	(25)	-	(13,193)	-	(25)
Share-based compensation	-	-	10,494	-	-	-	10,494
Net income	-	-	-	59,292	-	-	59,292
Balance as of September 30, 2022	**251,043,649**	**$ 251**	**$ 442,435**	**$ (59,582)**	**(3,524,683)**	**$ (4)**	**$ 383,100**

Note: In thousands, except for share amounts

16

Nine Months Ended September 30,     2023     2022   Cash flows from operating activities           Net (loss) income $ (37,013)   $ 12,574   Adjustments to reconcile net loss to net cash provided by (used in) operating activities:           Depreciation   42,284       26   Amortization of operating right-of-use asset   688       556   Share-based compensation   28,687       30,072   Equity in losses of equity investees   4,179       20,577   Impairment of bitcoin   8,076       859   Non-cash lease expense   1,477       -   Deferred income taxes   (555)     -   Bitcoin received as payment for services   (83,161)     -   Change in fair value of derivative asset   (13,294)     (85,658) Change in fair value of warrant liability   49       (115) Realized gain on sale of bitcoin   (10,711)     (6) Changes in assets and liabilities:           Proceeds from sale of bitcoin   78,729       23   Proceeds from power sales   -       1,722   Proceeds from reduction of scheduled power   -       5,056   Accounts receivable   (262)     -   Receivables, related party   (958)     (731) Prepaid expenses and other current assets   3,238       5,412   Security deposits   144       (1,103) Accounts payable   2,366       400   Accounts payable, related party   (1,529)     -   Accrued expenses and other current liabilities   10,732       1,408   Lease liabilities   (762)     37   Net cash provided by (used in) operating activities   32,404       (8,891) Cash flows from investing activities           Deposits on equipment   (4,533)     (184,095) Purchases of property and equipment   (32,980)     (28,958) Capital distributions from equity investees   3,807       43,291   Investment in equity investees   (3,545)     -   Prepayments on financing lease   (3,676)     -   Net cash used in investing activities   (40,927)     (169,762) Cash flows from financing activities           Proceeds from the issuance of common stock   11,644       -   Offering costs paid for the issuance of common stock   (298)     -   Repurchase of common shares to pay employee withholding taxes   (3,224)     (3,077) Principal payments on financing lease   (8,184)     -   Net cash used in financing activities   (62)     (3,077) Net decrease in cash and cash equivalents   (8,585)     (181,730) Cash and cash equivalents, beginning of the period   11,927       209,841   Cash and cash equivalents, end of the period $ 3,342     $ 28,111   Supplemental disclosure of noncash investing and financing activities           Reclassification of deposits on equipment to property and equipment $ 74,186     $ -   Right-of-use asset obtained in exchange for finance lease liability $ 14,212     $ -   Reclassification of receivables, related party to investment in equity investees $ 2,060     $ -   Equity method investment acquired for non-cash consideration $ 1,926     $ 93,208   Sales tax accruals reversed due to exemption $ 1,837     $ -   Bitcoin received from equity investees $ 317     $ 3,139   Common stock cancelled $ -     $ 10,000   Property and equipment purchases in accounts payable, accounts payable, related party and accrued expenses $ -     $ 6,695   Right-of-use asset obtained in exchange for operating lease liability $ -     $ 5,859   Investment in equity investees in accrued expenses $ -     $ 5,316   Deposits on equipment in accounts payable, accounts payable, related party and accrued expenses $ -     $ 4,289   Reclassification of deferred investment costs to investment in equity investees $ -     $ 174   Consolidated Statement of Cash Flows Note: In thousands